                                                                    EXHIBIT 10.5





                          HEALTHCARE RECOVERIES, INC.

                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN





                                 EFFECTIVE DATE

                                  MAY __, 1997

                           HEALTHCARE RECOVERIES, INC
                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN



                               TABLE OF CONTENTS

                                                                                                                   Page #
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.1      BENEFICIARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.2      BOARD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.3      BOOKKEEPING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.4      CODE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.5      COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.6      COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.7      COMPENSATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.8      DEFERRAL ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.9      DEFERRAL AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.10     DEFERRALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.11     EFFECTIVE DATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.12     EMPLOYEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.13     EMPLOYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.14     ENTRY DATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.15     FORMER PARTICIPANT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.16     HIGHLY COMPENSATED EMPLOYEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.17     INTEREST CREDITING FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.18     MATCHING CONTRIBUTION ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.19     MATCHING CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.20     PARTICIPANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.21     PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.22     PLAN YEAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.23     QUALIFIED PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.24     SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.25     VALUATION DATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.26     CONSTRUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.1      ELIGIBILITY REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.2      PLAN BINDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.3      BENEFICIARY DESIGNATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 3.1      DEFERRALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 3.2      MATCHING CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

ALLOCATIONS TO BOOKKEEPING ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.1      BOOKKEEPING ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.2      CREDITING OF INTEREST TO BOOKKEEPING ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.3      COMMITTEE JUDGMENT CONTROLS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.1      AMOUNT OF DISTRIBUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.2      DISTRIBUTION OF BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.3      BENEFITS TO MINORS AND INCOMPETENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 6.1      EMPLOYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 6.2      COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 6.3      CLAIMS PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.4      RECORDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.5      INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

AMENDMENT AND TERMINATION OF THIS PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 7.1      AMENDMENT OF THIS PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 7.2      TERMINATION OF THIS PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.1      GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.2      CONSTRUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.3      PARTICIPANT'S RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.4      COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.5      ADMINISTRATIVE EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.6      SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

                                  INTRODUCTION




         The Board of Directors of Healthcare Recoveries, Inc. ("Sponsoring Employer") adopted the Healthcare Recoveries, Inc. Retirement Savings Plan ("Qualified Plan"), in order to provide benefits for certain of its eligible employees.

         The Board of Directors of the Sponsoring Employer adopted the Healthcare Recoveries, Inc. Supplemental Retirement Savings Plan ("Plan"), in order to provide additional, supplemental benefits for certain of its eligible employees who are members of a select group of management or highly compensated employees as defined under Department of Labor regulations and pronouncements, and to allow those eligible employees to defer receipt, on a pre-tax basis, of a portion of their Plan Year Compensation.

                                   ARTICLE 1

                                  DEFINITIONS

Section 1.1 BENEFICIARY means any person designated by a Participant to receive such benefits as may become payable hereunder after the death of such Participant.

Section 1.2               BOARD means the Board of Directors of the Employer.

Section 1.3 BOOKKEEPING ACCOUNT means the detailed record kept of Deferrals (including Supplemental contributions made in accordance with Section 3.1), Matching Contributions and interest credited or charged to each Participant in accordance with the terms hereof.

Section 1.4 CODE means the Internal Revenue Code of 1986, as amended and revised.

Section 1.5               COMMITTEE means the Compensation Committee of the
                          Board.

Section 1.6 COMPANY means Healthcare Recoveries, Inc. and all of the legal entities which are part of a controlled group or affiliated service group with Healthcare Recoveries, Inc., pursuant to the provisions of Code Sections 414(b), (c), (m), or (o).

Section 1.7 COMPENSATION means, for any Plan Year, compensation as defined in Article 1 of the Qualified Plan without regard to the limitations under Code Section 401(a)(17).

Section 1.8 DEFERRAL ACCOUNT means that portion of a Participant's Bookkeeping Account attributable to (i) Deferrals made on his behalf pursuant to Section 3.1 and (ii) the Participant's proportionate share, attributable to his Deferral Account, of the interest on the Deferrals credited to his Bookkeeping Account.

Section 1.9 DEFERRAL AGREEMENT means an agreement, on such form as the Employer or the Committee shall determine, entered into by a Participant whereby the Participant agrees to defer receipt of compensation pursuant
                          Section 3.1

Section 1.10 DEFERRALS means the portion of a Participant's Compensation deferred under the Plan pursuant to
                          Section 3.1.

Section 1.11              EFFECTIVE DATE means April __, 1997.

Section 1.12 EMPLOYEE means any Highly Compensated Employee employed by the Employer who is eligible to participate under the Qualified Plan and who is a member of a select group of management or highly compensated employees as defined under Department of Labor regulations and pronouncements.

Section 1.13 EMPLOYER means Healthcare Recoveries, Inc. and each of the legal entities, or any successor thereto that is a part of the Company and that has adopted this Plan for its eligible Employees with the consent of the Sponsoring Employer. The adopting Employers shall be shown on Appendix "A" attached hereto and made a part of this document and may also be referred to as "Participating Employers." The Sponsoring Employer shall be Healthcare Recoveries, Inc.

Section 1.14 ENTRY DATE means the entry date as defined in Article 1 of the Qualified Plan. Notwithstanding the foregoing, former participants of the Medaphis Executive Deferred Compensation Plan who receive a distribution from the Medaphis Executive Deferred Compensation Plan as a result of any such former participant's termination of employment with Medaphis Corporation or a Medaphis affiliate shall be eligible to participate in the Plan immediately upon their commencing employment with the Company and shall have an entry date coinciding with the date such employees commence employment with the Company.

Section 1.15 FORMER PARTICIPANT means a Participant whose participation in this Plan has terminated but who has not received payment in full of the balance in his Bookkeeping Account to which he is entitled.

Section 1.16 HIGHLY COMPENSATED EMPLOYEES means highly compensated employees as defined in Article 1 of the Qualified Plan

Section 1.17              INTEREST CREDITING FUNDS means the funds specified in
                          Section 4.2 for purposes of determining the interest to be credited to the Participant's Bookkeeping Account.

Section 1.18 MATCHING CONTRIBUTION ACCOUNT means that portion of a Participant's Bookkeeping Account attributable to (i) Matching Contributions credited to such Participant pursuant to Section 3.2 and (ii) the Participant's proportionate share, attributable to his Matching Contribution Account, of the interest on the Matching Contributions credited to his Bookkeeping Account.

Section 1.19 MATCHING CONTRIBUTIONS means contributions credited to the Participant's Bookkeeping Account by the Employer pursuant to Section 3.2.

Section 1.20 PARTICIPANT means any Employee who becomes a participant as provided in Article 2 hereof.

Section 1.21              PLAN means the Healthcare Recoveries, Inc.
                          Supplemental Retirement Savings Plan.

Section 1.22              PLAN YEAR means the Plan Year as defined under
                          Article 1 of the Qualified Plan.

Section 1.23              QUALIFIED PLAN means the Healthcare Recoveries, Inc.
                          Retirement Savings Plan.

Section 1.24 SERVICE means service as that term is defined under the Article 1 of the Qualified Plan.

Section 1.25 VALUATION DATE means the valuation date as defined under Article 1 of the Qualified Plan.

Section 1.26 CONSTRUCTION. Capitalized words and phrases used in this Plan shall have the meanings specified in this Article, unless a different meaning is clearly required by the context. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

                                   ARTICLE 2

                                 PARTICIPATION


Section 2.1      ELIGIBILITY REQUIREMENTS

                          Each Employee shall be eligible to participate upon recommendation by the President of the Sponsoring Employer and approval by the Committee. The Employees shall begin participation on such date as the President of the Sponsoring Employer, with approval of the Committee, shall determine. Notwithstanding the foregoing, Employees, as of the Effective Date, who are former participants of the Medaphis Executive Deferred Compensation Plan who receive a distribution from the Medaphis Executive Deferred Compensation Plan as a result of any such former participant's termination of employment with Medaphis Corporation or a Medaphis affiliate shall be eligible to participate in the Plan immediately upon their commencing employment with the Company.

Section 2.2      PLAN BINDING

                          Upon becoming a Participant, a Participant shall be bound then and thereafter by the terms of this Plan, including all amendments to this Plan made in the manner herein authorized.

Section 2.3      BENEFICIARY DESIGNATION

                          Upon commencing participation, each Participant shall designate a Beneficiary on forms furnished by the Committee. Such Participant may then from time to time change his Beneficiary designation by written notice to the Committee and, upon such change, the rights of all previously designated Beneficiaries to receive any benefits under this Plan shall cease. If, at the time of a Participant's death while benefits are still outstanding, his named Beneficiary does not survive him, the benefits shall be paid to his named contingent Beneficiary. If a deceased Participant is not survived by either a named Beneficiary or contingent Beneficiary (or if no Beneficiary was effectively named), the benefits shall be paid in a single sum to the person or persons, in equal shares, in the first of the following classes of successive preference beneficiaries then surviving: the Participant's (i) surviving spouse, (ii) children,
                          (iii) parents, (iv) brothers and sisters, (v) executors and administrators. If the Beneficiary or contingent Beneficiary is living at the death of the Participant, but such person dies prior to receiving the entire death benefit, the remaining portion of such death benefits shall be paid in a single sum to the estate of such deceased Beneficiary or contingent Beneficiary.

                                   ARTICLE 3

                                 CONTRIBUTIONS


Section 3.1      DEFERRALS

                          Each Employee who satisfies the requirements of
                          Section 2.1 and who has made the maximium salary deferral election for the Plan Year under the Qualified Plan may elect, in accordance with Section 3.1(a)(1), to have a portion of his Compensation deferred, commencing on the date specified in Section
                          2.1. Such election shall be made by entering into a Deferral Agreement with the Employer in which it is agreed that the Employer will defer a portion of the Participant's Compensation. The amount of said Deferral and any interest credited thereto pursuant to the terms of this Plan shall remain the property of the Sponsoring Employer until paid to the Participant pursuant to the terms hereof. In order to make a Supplemental Contribution under Section 3.1(a)(2), an Employee need not make the maximum salary deferral election for the Plan Year under the Qualified Plan.

                 (a)      DEFERRALS.

                                  (1)      Each Participant shall, pursuant to
                                  a Deferral Agreement, defer a portion of the Participant's Compensation during the Plan Year, in an amount equal to an integral percentage ranging from one percent (1%) to sixteen percent (16%) of such Compensation. The amount of deferrals shall be credited to the Participant's Bookkeeping Account. For any Plan Year, the maximum amount of Deferrals pursuant to this Section shall be reduced by the maximum pre-tax deferral that the Participant could make under the Qualified Plan for the Plan Year.

                                  (2)      Notwithstanding the foregoing, a
                                  Participant who received a distribution from the Medaphis Executive Deferred Compensation Plan (the "Medaphis Plan") as a result of such Participant's termination of employment with Medaphis Corporation ("Medaphis") or a Medaphis affiliate shall be entitled to make supplemental contributions (the "Supplemental Contributions") to the Plan for the Plan Year ending December 31, 1997. Each Participant entitled to make a Supplemental Contribution may increase their election under a Deferral Agreement so that in addition to the amount that the Participant may otherwise defer to the Plan during the Plan Year ending December 31, 1997, such Participant may defer an additional amount under the Plan equal to the amount of the distribution such Participant received from the Medaphis Plan.

                 (b) SUBMISSION OF FORM. In order for Deferrals to commence on the appropriate date (the beginning of a payroll period), the Deferral Agreement must be received by the Committee at least fifteen (15) days prior to the date Deferrals are to start. In the event a Participant does not elect to have Deferrals made on his behalf when initially eligible, he may subsequently elect to have Deferrals made on his behalf commencing with the Entry Date which is at least fifteen (15) days after his election form is delivered to the Committee. The Deferral Agreement shall be on a form provided by the Committee. Such agreement shall authorize the Employer to defer Compensation otherwise payable to the Participant during each pay period by the amount of Deferrals elected.

                 (c) CHANGE IN DEFERRAL AMOUNTS. A Participant electing to have Deferrals made on his behalf to this Plan pursuant to this Section, may, on a Deferral Agreement provided by and submitted to the Committee, increase or decrease his Deferrals (within the appropriate minimum and maximum) as of the Entry Date which is at least fifteen (15) days after the date his election form is received by the Committee, but not retroactively. The Deferral Agreement shall state the amount of Deferrals he desires to have made.

                 (d) CESSATION OF DEFERRALS. Any Participant may elect to cease future referrals to this Plan effective with the first regular payroll period that is administratively possible to do so following written notification to the Committee. In the event any such Participant desires thereafter to recommence having Deferrals made on his behalf, he shall be allowed to do so effective with any Entry Date which is at least fifteen (15) days after receipt of written notice by the Committee on the appropriate form stating the amount of Deferrals he desires to have made.

                 (e) NOTICE REQUIREMENTS. Any of the notice requirements in this Section may be lengthened or shortened by the Committee if it finds it administratively necessary or feasible to do so.

Section 3.2      MATCHING CONTRIBUTIONS

                                  Each Plan Year, the Employer shall credit the
                          Participant's Bookkeeping Account with a Matching Contribution. The Matching Contribution will be determined based on the following formula:

                          (a) determine the amount of matching contribution which would have been made under the Qualified Plan if (i) the amount of salary deferrals contributed by the Participant to the Plan pursuant to Plan Section 3.1(a)
                          for the Plan Year (but excluding any Supplemental Contributions) were made to the Qualified Plan (and for this purpose considering any salary deferral contributions actually made by the Participant to the Qualified Plan for the Plan Year), (ii) the Qualified Plan did not contain any provisions restricting salary deferral contribution of "highly compensated employees" which do not apply equally to employees who are not "highly compensated employees" and any restrictions required by Code Sections 401(a)(17), 401(1c), 401(m), 402(g), 415 and other limitations under the Code did not apply; and

                                  (b)      reduce the amount determined under
                          Subsection (a) by matching contributions actually made under the Qualified Plan for this Plan Year.

                                   ARTICLE 4

                      ALLOCATIONS TO BOOKKEEPING ACCOUNTS



Section 4.1      BOOKKEEPING ACCOUNTS

                          The Committee shall establish and maintain a Bookkeeping Account in the name of each Participant to which the Committee shall credit Deferrals and Matching Contributions to be credited to each such Participant pursuant to Article 3 and the following Sections of this Article.

Section 4.2      CREDITING OF INTEREST TO BOOKKEEPING ACCOUNT

                 (a)      The Interest Crediting Funds shall be:

                          (1)     the investment funds under the Qualified
                                  Plan, and

                          (2) such other funds as the Participant shall select, with approval of the Committee.

                 (b) As of each Valuation Date, the Committee shall credit the Participant's Bookkeeping Account with interest. The amount of interest credited (or deducted in the case of a loss by the Interest Crediting Fund) shall equal the interest, dividends, increase or decrease in market value and other earnings or losses that would have been credited to the Participant's Deferral Account if the percentage selected by the Participant had actually been invested in the Interest Crediting Fund for such time as elected by the Participant. The direction given for current Deferrals and the cumulative balance in the Deferral Account portion of his Bookkeeping Account must be the same. For purposes of calculating interest on the Matching Contribution Account portion of the Participant's Bookkeeping Account, his Matching Contribution Account shall be deemed to be invested in common stock of the Sponsoring Employer.

                 (c) A Participant who does not make any election under this Section shall have the interest credited to the Deferral Account portion of his bookkeeping Account calculated based on the return generated by the fund available for investment under the Qualified Plan as the Committee in its sole discretion determines best preserves an investor's principal.

Section 4.3      COMMITTEE JUDGMENT CONTROLS

                          In determining the fair market value of the Participant's Bookkeeping Account, the Committee shall exercise their best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and their Beneficiaries.

                                   ARTICLE 5

                                 DISTRIBUTIONS


Section 5.1      AMOUNT OF DISTRIBUTION

                 (a) Upon termination of employment for any reason (normal retirement, late retirement, disability retirement, as defined under the Qualified Plan, or death), a Participant shall be entitled to a benefit equal to the vested portion (as determined in this Section) of the balance of his Bookkeeping Account, as of the Valuation Date coincident with or immediately preceding such termination of employment, plus any Deferrals made by or on behalf of the Participant since such Valuation Date, plus any Matching Contributions to which the Participant becomes entitled to since such Valuation Date.

                 (b) A Participant shall always be one hundred percent (100%) vested in the balance of his Bookkeeping Account attributable to Deferrals, including interest credited thereon.

                 (c) A Participant shall be vested in the balance attributable to his Matching Contribution Account, including interest credited thereon, based on years of Service as of his date of termination, in accordance with the following schedule:

                                  Years of Service                     Vested Percentage
                                  ----------------                     -----------------
                                  Less than 5 years                            0%
                                  5 years or more                            100%


Section 5.2      DISTRIBUTION OF BENEFITS

                 (a) Payment of Benefits. Benefits to be paid under this Article (other than benefits payable as a result of a Participant's death) shall be paid in the accordance with the form and timing of benefits selected by the Participant in such manner and on such forms as the Committee shall direct from time to time. The election relating to the form and timing of the payment of benefits may be modified by the Participant at any time, effective as of the date that is twelve (12) months after the Committee (or the Committee's authorized representative) processes the modification pursuant to normal administrative procedures.

                 (b) Death Distributions. Upon the death of a Participant who dies prior to the date on which he is entitled to the commencement of payments of the

                          Participant's Bookkeeping Account, the Participant's Beneficiary shall be entitled to the full value of the Participant's Bookkeeping Account in a lump sum in cash. Upon the death of a Participant who is no longer an Employee, but prior to the complete payment of his Bookkeeping Account, the Participant's Beneficiary shall be entitled to receive the entire unpaid vested portion of the Participant's Bookkeeping Account in a lump sum in cash.

Section 5.3      BENEFITS TO MINORS AND INCOMPETENTS

                 (a) In case any person entitled to receive payment under this Plan shall be a minor, the Committee, in its discretion, may dispose of such amount in any one or more of the ways specified in items (1) through (3) of this Subsection.

                          (1)     By payment thereof directly to such minor;

                          (2) By application thereof for benefit of such minor;

                          (3) By payment thereof to either parent of such minor or the legal guardian of the minor, provided only that the parent or legal guardian to whom any amount shall be paid shall have advised the Committee in writing that he will hold or use such amount for the benefit of such minor.

                 (b) In the event that it shall be found that a person entitled to receive payment under this Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified committee or other legal representative), such payment may be made to the spouse, son, daughter, parent, brother, sister or other person deemed by the Committee to have incurred expense for such person otherwise entitled to payment.

                                   ARTICLE 6

                                 ADMINISTRATION

Section 6.1      EMPLOYER

                          The Sponsoring Employer established and maintains this Plan for the benefit of its Employees and for Employees of Participating Employers and of necessity retains control of the operation and administration of this Plan. The Sponsoring Employer, in accordance with specific provisions of this Plan, has as herein indicated, delegated certain of these rights and obligations to the Committee and which shall be solely responsible for these, and only these, delegated rights and obligations.

                          The Employer shall supply such full and timely information for all matters relating to this Plan as the Committee may require for the effective discharge of their respective duties.

Section 6.2      COMMITTEE

                 (a) In accordance with the provisions hereof, the Committee has been delegated certain administrative functions relating to this Plan with all powers necessary to enable it properly to carry out such duties. The Committee shall have no power in any way to modify, alter, add to or subtract from, any provisions of this Plan. The Committee shall have the power and authority in its sole, absolute and uncontrolled discretion to control and manage the operation and administration of this Plan and shall have all powers necessary to accomplish these purposes. The responsibility and authority of the Committee shall include, but shall not be limited to,
                          (i) determining all questions relating to the eligibility of employees to participate; (ii) determining the amount and kind of benefits payable to any Participant, spouse or Beneficiary; (iii) establishing and reducing to writing and distributing to any Participant or Beneficiary a claims procedure and administering that procedure, including the processing and determination of all appeals thereunder; and (iv) interpreting the provisions of this Plan including the publication of rules for the regulation of this Plan as in its sole, absolute and uncontrolled discretion are deemed necessary or advisable and which are not inconsistent with the express terms hereof, the Code or the Employee Retirement Income Security Act of 1974, as amended. All disbursements shall be made upon, and in accordance with, the direction of the Committee. When the Committee is required in the performance of its duties hereunder to administer or construe, or to reach a determination, under any of the provisions of this Plan, it shall do so on a uniform, equitable and nondiscriminatory basis.

                 (b) The Committee shall establish rules and procedures to be followed by the Participants, Former Participants and Beneficiaries in filing applications for benefits and for furnishing and verifying proofs necessary to establish age, Service, and any other matters required in order to establish their rights to benefits in accordance with this Plan. Additionally, the Committee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' accounts. Should the Committee determine that the strict application of its accounting procedures will not result in an equitable and nondiscriminatory allocation among the accounts of Participants, it may modify its procedures for the purpose of achieving an equitable and non-discriminatory allocation in accordance with the general concepts of this Plan.

Section 6.3      CLAIMS PROCEDURES

                 (a) The Committee shall receive all applications for benefits. Upon receipt by the Committee of such an application, it shall determine all facts which are necessary to establish the right of an applicant to benefits under the provisions of this Plan and the amount thereof as herein provided. Upon request, the Committee will afford the applicant the right of a hearing with respect to any finding of fact or determination. The applicant shall be notified in writing of any adverse decision with respect to his claim within ninety (90) days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include the items specified in items (1) through (4) of this Subsection.

                          (1)     The specific reason or reasons for the
                                  denial;

                          (2) Specific references to the pertinent Plan provisions on which the denial is based;

                          (3) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and

                          (4) An explanation of this Plan's claim review procedures.

                 (b) If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial ninety (90) day period. In no event shall such extension exceed ninety (90) days.

                 (c) In the event a claim for benefits is denied or if the applicant has had no response to such claim within ninety (90) days of its submission (in which case the claim for benefits shall be deemed to have been denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to the Committee within sixty (60) days of the receipt of written notice of denial or sixty (60) days from the date such claim is deemed to be denied. In pursuing such appeal the applicant or his duly authorized representative:

                          (1) May request in writing that the Committee review the denial;

                          (2)     May review pertinent documents; and

                          (3)     May submit issues and comments in writing.

                 (d)      The decision on review shall be made within sixty
                          (60) days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original sixty (60) day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of this Plan on which such denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

Section 6.4      RECORDS

                          All acts and determinations of the Committee shall be duly recorded by the secretary of the Committee thereof and all such records together with such other documents as may be necessary in exercising his duties under this Plan shall be preserved in the custody of such secretary. Such records and documents shall at all times be open for inspection and for the purpose of making copies by any person designated by the Sponsoring Employer.

Section 6.5      INDEMNIFICATION

                          The Employer shall indemnify and hold the Board, officers of the Employer, the Committee and each of its members, and any person acting on behalf of the Board, officers or Committee, harmless from and against any and all expense, claim, cause of action, or liability it or any of them may incur in the administration of this Plan, unless such expense, claim, cause of action or liability is the result of fraud or willful breach of his or their responsibilities this Plan. This shall include the advancement of any legal or other expenses incurred in connection with the claim, cause of action or liability.

                                   ARTICLE 7

                     AMENDMENT AND TERMINATION OF THIS PLAN


Section 7.1      AMENDMENT OF THIS PLAN

                          The Sponsoring Employer shall have the right at any time by action of the Board to modify, alter or amend this Plan in whole or in part.

Section 7.2      TERMINATION OF THIS PLAN

                          The Sponsoring Employer reserves the right at any time by action of the Board to terminate its participation in this Plan at any time.

                                   ARTICLE 8

                                 MISCELLANEOUS


Section 8.1      GOVERNING LAW

                          This Plan shall be construed, regulated and administered according to the laws of the Commonwealth of Kentucky.

Section 8.2      CONSTRUCTION

                          The headings and subheadings in this Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular the plural, and vice versa.

Section 8.3      PARTICIPANT'S RIGHTS

                          No Participant in this Plan shall acquire any right to be retained in the Employer's employ by virtue of this Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right or interest in and to his Bookkeeping Account other than as specifically provided herein.

Section 8.4      COUNTERPARTS

                          This Plan may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

Section 8.5      ADMINISTRATIVE EXPENSES

                          All expenses of administering the Plan shall be paid by the Employer, and, at the Sponsoring Employer's discretion, may be paid from any funds set aside to pay benefits under the Plan to the extent funds are set aside by the Employer.

Section 8.6      SEVERABILITY

                          In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan and this Plan shall be construed and enforced as if such illegal and invalid provisions had never been inserted herein.


                         * * * * * * * * * * * * * * *


                                   SIGNATURES

         IN WITNESS WHEREOF, the Sponsoring Employer has caused this Plan to be executed this ____ day of May, 1997.


Witness:                                     HEALTHCARE RECOVERIES, INC.



                                             BY
----------------------------------             -------------------------------
                                                           President

                                  APPENDIX "A"

                               ADOPTING EMPLOYERS


None